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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2006

                               ONCOLOGIX TECH INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

            Nevada                        0-15482                86-1006416
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       2850 Thornhills Ave. SE, Suite 104,
                          Grand Rapids, Michigan 49546
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               ONCOLOGIX TECH INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                TABLE OF CONTENTS

                                                                            PAGE
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ITEM 2.02. Results of Operations and Financial Condition                     3

ITEM 9.01. Financial Statements and Exhibits                                 3

SIGNATURES                                                                   4

EXHIBITS
EX. 23.1  Consent of Semple, Marchal & Cooper, LLP

EX. 99.1  Management's Discussion and Analysis or Plan of Operation

EX. 99.2  Consolidated Financial Statements


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Item 2.02 Results of Operations and Financial Condition

         On January 8, 2007, Oncologix Tech Inc. announced the execution of a definitive asset purchase agreement with Interactive Media Technologies, Inc. ("Interactive"), whereby we agreed to sell most of the assets of our telephone business to Interactive for an aggregate selling price of $60,000 in cash. Under the terms of the sale, we retained the rights to receivables generated and deposits made prior to January 31, 2007. We completed the sale during February 2007. Accordingly, we have retrospectively adjusted the financial statements filed in our Form 10-KSB for the year ended August 31, 2006 and presented the net assets and operations of the telephone business as discontinued operations for all periods presented.

         This filing does not reflect events occurring after the filing of our annual report on Form 10-KSB for the fiscal year ended August 31, 2006, as filed with the Securities and Exchange Commission on December 14, 2006 (the "Original Report") and does not modify or update the disclosures therein in any way other than as required to reflect the adjustments previously described. This filing speaks as of the filing date of our Original Report, except for the certifications and Item 7 which speak as of their respective dates and the filing date of this filing. Unless otherwise indicated, the exhibits previously filed with our Original Report are not re-filed herewith.

         The filing of this Form 8-K shall not be deemed an admission that the Original Report, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

         The following retrospectively adjusted items from our Form 10-KSB are filed as exhibits to this Form 8-K: (i) Management's Discussion and Analysis or Plan of Operation and (ii) Financial Statements with accompanying notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1      Consent of Semple, Marchal & Cooper, LLP

99.1      Item 6. Management's Discussion and Analysis or Plan of Operation.

99.2 Item 7. Consolidated Financial Statements of Oncologix Tech Inc. as of August 31, 2006 and for each of the two years ended August 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 1, 2007                         ONCOLOGIX TECH INC.


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz,
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer

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